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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 15, 2020
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01.	Regulation FD Disclosure.

On December 15, 2020, Penumbra, Inc. (the “Company”) issued a press release announcing a voluntary recall of all configurations of the Penumbra JET® 7 Reperfusion Catheter with Xtra Flex technology (“JET 7 Xtra Flex”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company is recalling JET 7 Xtra Flex because the catheter may become susceptible to distal tip damage during use.

While it is too early to ascertain the total cost of the voluntary recall, the Company expects to record associated costs in the fourth quarter ending December 31, 2020, primarily as a one-time reduction to revenue of less than $20 million to account for product returns. To be clear, this estimate for product returns is distinct from the 7.5% of total third-quarter revenue that was attributable to JET 7 Xtra Flex. Additionally, the Company expects an increase in cost of sales to account for the inventory write-off, and to a lesser extent, increased selling, general and administrative expenses. Looking ahead, the Company may incur some additional costs in future quarters. This represents the Company's current best estimate of the financial statement impact, and the amount of loss may differ materially from this estimate. The Company will fully address the financial statement impact of today’s recall during its fourth quarter earnings call.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 7.01 (including Exhibit 99.1) will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 (including Exhibit 99.1) is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01.	Other Events.

On December 15, 2020, the Company announced a voluntary recall of all configurations of JET 7 Xtra Flex. The Company is recalling JET 7 Xtra Flex because the catheter may become susceptible to distal tip damage during use.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release of Penumbra, Inc. dated December 15, 2020.
104	Cover Page Interactive Data File (formatted as Inline Extensible Business Reporting Language).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penumbra, Inc.

Date: December 15, 2020	By:	/s/ Maggie Yuen
Maggie Yuen
Chief Financial Officer